As filed with the Securities and Exchange Commission on June 4, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2008 – March 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.

Semi-Annual Report

March 31, 2009

(Unaudited)

I Shares Class
Investor Class

GRISANTI BROWN VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2009

Dear Shareholder,

After a horrific end of the year, the first quarter of 2009 saw the market return to its role as a cold-blooded arbiter of value. While it continued its dramatic swings, a closer look at the market action during the quarter would detect an invisible hand directing capital toward well-managed, strong companies, and away from companies whose prospects are in doubt. We far prefer this kind of stock-pickers market, even if it brings lower prices in the short term. The Grisanti Brown Value Fund (the “Fund”) outperformed the market nicely in both the terrible first two months of this year, and in the exceptionally strong month of March.  It is important to contrast this kind of market with the fourth quarter of last year. The market’s decline in the Fall of 2008 was indiscriminate, not just in stocks, but in corporate bonds, real estate, private equity and commodities in both the U.S. and around the world. The exercise of deciding among investments in the fourth quarter of 2008 seemed no different than choosing your favorite stateroom on the Titanic.

Except, in the long term, that analogy just doesn’t hold water, so to speak. In the real world, the Titanic that was the equity market in 2008 never really sinks. The good companies that were pulled under will reemerge as the panic subsides and the economy stabilizes. The poor companies may never resurface again. In the end, thoughtful analysis and stock picking will matter.  While hitting the iceberg was a horrible event for the markets and the Fund, it created exceptional opportunities. We tried to take advantage of some of them, and that helped Fund performance this quarter. More importantly, we suspect purchases made in the past few months will yield exceptional profits over the next three years. While the Fund was down this quarter, its decline was considerably less than the S&P 500 and Russell 1000® Value indices. Of the Fund’s 22 holdings, 18 of them outperformed the Russell 1000® Value Index, as we discuss in greater detail below.

In a moment we will discuss the Fund’s performance, but on a more fundamental level, in these exceptional times, the question we hear most often from clients is ‘why should we be in equities at all?’ After all, in this quarter the Fund still lost money, even if it performed well versus its benchmark index. This question is so important, we thought it merited a more lengthy treatment; so, included with your recently mailed quarterly letter was our piece entitled “The Long-Term Case for U.S. Equities.” It is also available on the Fund’s website at www.gbpfunds.com. We urge you to read it, but warn you that it doesn’t predict a short-term bottom for stocks.  Rather, it is a long-term argument in favor of an asset class – U.S. equities – that has been beaten up, discredited and left for dead.

While we save the details for the longer piece, there is one graph we would like to share with you here that emphasizes the cyclical nature of U.S. equity returns. By far the oldest data we have ever used, it is a 182-year chart showing the 10-year compound annual return of the S&P 500® Index (and its predecessors). For almost the entire 182 years the 10-year compound return remains in positive territory. In other words, if you had bought stocks, in good times or bad, ten years later you would at least have had a positive return, sometimes anemic, sometimes quite lucrative. There are, however, some unfortunate points at which, even over a ten-year stretch, your returns would be almost zero or even negative. As might be expected, the end of the Great Depression (1938) is one such negative point. Significantly, at the end of 2008, the 10-year return goes negative again, this time by an even wider margin. If you had invested in the S&P 500® Index in 1998, you would have lost, on average, more than 2% annually over the last ten years.

GRISANTI BROWN VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2009

Source: “A New Historical Database for the NYSE 1815 to 1925: Performance and Predictability” William N. Goetzmann, Roger G. Ibbotson, Liang Peng, Yale School of Management; 1925-to-present data is from Standard & Poor’s.

As you can see, a negative reading is highly unusual. Negative readings also produce extreme pessimism with regards to the future of equities. In 1938 and 1975, retail and institutional investors alike disparaged stock ownership. Today we hear echoes of those sentiments. As contrarians, that really appeals to us. The chart is not helpful in predicting when the low will occur, but we find it very persuasive to make the long-term case for equities. We have also indicated the points that occurred ten years after the lows. Each of these points shows that investing at these lows produced above average returns in the following decade. Based on this chart, it seems clear that one of the better times to buy an asset like an equity interest in a large corporation is when such companies generally have underperformed for the previous ten years, as measured by the S&P 500. Emotionally, it is also the hardest time to buy. Again, for additional information we refer you to “The Long-Term Case for U.S. Equities” that accompanied the first quarter commentary.

In addition to making the case for equities, we also want to make the case for the Fund. It sounds self-serving to say that we were pleased with the Fund’s performance even though it lost money in the first quarter, but we were. As mentioned, 18 out of 22 of the Fund’s current holdings outperformed the Russell 1000® Value Index, the index that investment consultants use to measure our performance against our peers. Some of them did quite well.

Part of the reason for the outperformance was our purchase of high-quality, severely out-of-favor financial stocks since the market meltdown in November. In that time period we added shares of Goldman Sachs, J.P. Morgan and Northern Trust, and they are up 39%, 30% and 20% since purchase, respectively. This is a prime example of how the market has returned to its traditional role of rewarding the strong, well-managed companies and punishing the weaker ones. (Citibank, during the same period we owned Goldman Sachs, was down 70%; Bank of America, down 63%.) We believe that over a three year time period these companies will emerge as the new financial industry leaders in their respective fields. We expect them to be profitable in the first quarter (to be reported in mid-April), and to survive the government-announced stress test without the need for additional capital. We believe as those two scenarios unfold, and investors look towards future earnings power for each of these companies, there will be further appreciation.

Another relative bright spot was the performance of our early-cyclical stocks, so-called because they tend to anticipate an economic recovery before the rest of the market. Shares of Target and Walgreens, both retailers, were up in the quarter, even as business remains soft. Technology, another economically sensitive sector, also outperformed the market. Our new purchase, Applied Materials, a semiconductor equipment maker, is up 22% since we purchased it midway through the first quarter. Not only is it good news that these investments made money for the Fund, but it may be a sign that the market, led by these economically sensitive stocks, will start to focus on a recovery in early 2010.

GRISANTI BROWN VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2009

Hurting performance in the quarter were stocks that should have been more defensive in the pharmaceutical and insurance sectors.  Pfizer announced its proposed acquisition of Wyeth and the stock was down 23% during the quarter. We like the acquisition long term, as it provides additional revenue during the period starting in late 2011 when several of Pfizer’s best selling drugs go off patent. The shares currently sell at less than six times our 2010 earnings estimate for the combined companies – an estimate which we believe is made more reliable by the merger – and yield almost 5%. The two insurance stocks purchased in the fourth quarter, Chubb and Axis, were losers this quarter, giving back some of the strong gains they made in December. We have added to both positions opportunistically, as they traded below tangible book value at times during this quarter. The investment thesis for each stock remains intact.

Becton Dickinson is a new purchase in the quarter, and falls in the category of a high quality, ‘broken growth’ investment. Becton makes medical supplies and diagnostic systems for hospitals, doctors’ offices, and research facilities. It is known for a unique blend of low-cost manufacturing and innovation, and has pioneered many everyday medical supplies like safety-engineered needles and catheters. More recent innovations include diagnostic systems that allow practitioners to detect infection more quickly or cancer earlier than current methods allow. We like the business because its products not only represent a relatively small proportion of its customers’ costs but they can actually help reduce costs to the system. A lower rate of after-surgery infection, for example, would justify a slightly more expensive IV drip or catheter. It is also a less economically cyclical business with global growth opportunities. Concerns over this growth drove the stock down over 30% to a 25-year trough valuation.

We know that investing in the market right now is painful and frightening, in spite of the sharp gains made in March. Pessimism abounds. Stocks are out of favor. Long-term investing, and even Warren Buffett, are now seen as relics of the past. We strongly disagree. You have been patiently suffering with investments that we insist are good ones. They are outperforming the market, but everything is down. This will not last forever. We believe your patience will be richly rewarded within our investment horizon.  The stocks that we have purchased since October represent some of the best long term bargains our investment process has ever identified. We appreciate your support, and hope to bring you some profitable news in the near future.

                               Christopher C. Grisanti            Vance C. Brown
                                  Portfolio Manager           Portfolio Manager

                     Jared S. Leon                                          Robert G. Gebhart
                      Portfolio Manager               Portfolio Manager

Grisanti Brown & Partners LLC- Adviser to the Grisanti Brown Value Fund

The views presented in the letter were those of the Fund managers as of March 31, 2009 and may not reflect their views on the date this letter is first published or at anytime thereafter. These views are intended to assist the shareholders in understanding their investment in the Fund and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

Past performance is no guarantee of future results. All investing involves risk, including the possible loss of principal. As a non-diversified fund, the Fund may focus a larger percentage of its assets in the securities of fewer issuers. Concentration of the Fund in a limited number of securities exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

GRISANTI BROWN VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009

Shares	Security Description	Value

Common Stock - 96.1%

Capital Goods - 3.9%
19,500	Boeing Co.	$693,811

Consumer Discretionary - 5.3%
27,650	Target Corp.	950,885

Consumer Staples - 17.2%
69,025	Comcast Corp., Class A	941,502
15,300	Energizer Holdings, Inc. (a)	760,258
28,550	Time Warner, Inc.	551,010
31,700	Walgreen Co.	822,932
		3,075,702

Energy - 2.7%
42,550	Williams Cos., Inc.	484,220

Financial Services - 23.9%
73,500	Annaly Capital Management, Inc.	1,019,446
77,000	Charles Schwab Corp.	1,193,500
7,050	Goldman Sachs Group, Inc.	747,441
24,110	JPMorgan Chase & Co.	640,844
11,270	Northern Trust Corp.	674,172
		4,275,403

Healthcare - 10.8%
9,240	Becton Dickinson & Co.	621,298
62,800	Pfizer, Inc.	855,336
10,540	Wyeth	453,642
		1,930,276

Insurance - 9.3%
37,310	Axis Capital Holdings, Ltd.	840,967
19,040	Chubb Corp.	805,773
		1,646,740

Technology - 23.0%
51,720	Applied Materials, Inc.	555,990
47,800	Cisco Systems, Inc. (a)	801,606
34,300	Fiserv, Inc. (a)	1,250,578
23,600	Hewlett-Packard Co.	756,616
40,750	Microsoft Corp.	748,578
		4,113,368

Total Common Stock (Cost $22,588,013)		$17,170,405

Total Investments - 96.1%
(Cost $22,588,013)*		$17,170,405
Other Assets and Liabilities, Net - 3.9%		697,423
Total Net Assets - 100.0%		$17,867,828

(a) Non-income producing security.

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$604,727
Gross Unrealized Depreciation	(6,022,335)
Net Unrealized Appreciation (Depreciation)	$(5,417,608)

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$17,170,405
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total Investments	$17,170,405

4    See Notes to Financial Statements.

GRISANTI BROWN VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2009

ASSETS
Total investments, at value (Cost $22,588,013)	$17,170,405
Cash	404,492
Receivables:
Portfolio securities sold	178,116
Dividends and interest	57,143
From investment adviser	23,538
From service provider	10,198
Trustees fees and expenses	384
Other receivables	17,899
Prepaid expenses	10,852
Total Assets	17,873,027

LIABILITIES
Other accrued expense payable	5,199
Total Liabilities	5,199
NET ASSETS	$17,867,828

NET ASSETS REPRESENT
Paid-in capital	$39,100,370
Accumulated undistributed (distributions in excess of ) net investment income	79,847
Accumulated net realized gain (loss) on investments	(15,894,781)
Net unrealized appreciation (depreciation) on investments	(5,417,608)
NET ASSETS	$17,867,828

COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net Assets	$17,867,828
Shares outstanding	3,128,448
Net asset value per share	$5.71

 See Notes to Financial Statements.        5

GRISANTI BROWN VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2009

INVESTMENT INCOME
Dividend income	$246,980
Interest income	5,622
Total Investment Income	252,602

EXPENSES
Investment adviser fees	88,723
Fund service fees (Note 3)	79,100
Distribution fees, Investor Class	5
Professional fees	21,582
Custodian fees	3,401
Registration fees	26,229
Trustees' fees and expenses	376
Reports to shareholders	11,149
Miscellaneous expenses	5,165
Total Expenses	235,730
Fees waived and reimbursed	(132,389)
Net Expenses	103,341

NET INVESTMENT INCOME (LOSS)	149,261

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on investments	(5,817,430)
Net Change in Unrealized Appreciation (Depreciation) on investments	(2,666,614)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(8,484,044)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(8,334,783)

6    See Notes to Financial Statements.

GRISANTI BROWN VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2009	September 30, 2008

OPERATIONS:
Net investment income/ (loss)	$149,261	$160,701
Net realized gain/ (loss) on investments	(5,817,430)	(9,855,633)
Net change in unrealized appreciation/ (depreciation) on investments	(2,666,614)	(9,760,660)
Net Increase/ (Decrease) in Net Assets from Operations	(8,334,783)	(19,455,592)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
I Shares Class	(107,748)	(399,287)
Net realized gains
I Shares Class	-	(1,639,456)
Net increase/ (decrease) in net assets from distributions	(107,748)	(2,038,743)

CAPITAL SHARE TRANSACTIONS:
Sale of shares
I Shares Class	620,419	2,576,386
Investor Class	3,000	5,010
Contributions from share reclassification:
I Shares Class (Note 1)	4,657	-
Reinvestment of distributions
I Shares Class	98,963	1,991,147
Redemption of shares
I Shares Class	(6,045,049)	(13,607,336)
Investor Class	-	(5)
Redemptions from share reclassification:
Investor Class (Note 1)	(4,657)	-

Increase/ (Decrease) from Capital Transactions	(5,322,667)	(9,034,798)

Increase/ (Decrease) in Net Assets	(13,765,198)	(30,529,133)

NET ASSETS:
Beginning of period	31,633,026	62,162,159
End of period (a)	$17,867,828	$31,633,026

SHARES ISSUED & REDEEMED
Sale of shares
I Shares Class	105,949	237,706
Investor Class	461	436
Contributions from share reclassification:
I Shares Class (Note 1)	896	-
Reinvestment of distributions
I Shares Class	15,834	175,327
Redemption of shares
I Shares Class	(984,243)	(1,397,020)
Investor Class	-	(1)
Redemptions from share reclassification:
Investor Class (Note 1)	(896)	-
Increase (Decrease) in Shares	(861,999)	(983,552)
(a) Amount includes accumulated undistributed (distributions in excess of) net investment income	$79,847	$38,334
____________________________

See Notes to Financial Statements.      7

GRISANTI BROWN VALUE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

I Shares Class (a)	Six Months Ended	Year Ended	Year Ended	October 21, 2005 (b) through
	March 31, 2009	September 30, 2008	September 30, 2007	September 30, 2006

NET ASSET VALUE, Beginning of Period	$7.93	$12.50	$11.17	$10.00

OPERATIONS
Net investment income (loss) (c)	0.03	0.03	0.07	0.04
Net realized and unrealized gain (loss) on investments	(2.22)	(4.18)	1.29	1.14
Total from Investment Operations	(2.19)	(4.15)	1.36	1.18

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.03)	(0.08)	(0.03)	(0.01)
Net realized gain on investments	-	(0.34)	-	-

NET ASSET VALUE, End of Period	$5.71	$7.93	$12.50	$11.17

TOTAL RETURN (d)	(27.63%)	(34.23%)	12.20%	11.78%

RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000's omitted)	$17,868	$31,630	$62,162	$52,925
Ratios to average net assets (e):
Net expenses	0.99%	0.99%	1.19%	1.50%
Gross expenses (f)	2.26%	1.49%	1.40%	1.82%
Net investment income (loss)	1.43%	0.32%	0.53%	0.35%

PORTFOLIO TURNOVER RATE (d)	62%	69%	58%	50%

Investor Class (g)	December 31, 2007 (b) through
September 30, 2008

NET ASSET VALUE, Beginning of Period	$11.51

OPERATIONS
Net investment income (loss) (c)	0.16
Net realized and unrealized gain (loss) on investments	(3.75)
Total from Investment Operations	(3.59)

NET ASSET VALUE, End of Period	$7.92

TOTAL RETURN (d)	(31.19%)

RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000's omitted)	$3
Ratios to average net assets (e):
Net expenses	1.25%
Gross expenses (f)	159.88%
Net investment income (loss)	2.12%

PORTFOLIO TURNOVER RATE (d)	69%
_____________________________________________

(a)  Effective March 2, 2009, the Investor Class was reclassified as I Shares Class.  For the period October 1, 2008 through March 2, 2009, total return for the Investor Class was (31.22%).  For the aforementioned period, the annualized gross expense and net expense ratios were 1,196.72% and 1.25%, respectively.

(b) Commencement of operations.
(c) Calculated based on average shares outstanding during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Reflects the expense ratio excluding any waivers and/or reimbursements.
(g) Shares issued and outstanding as of March 2, 2009, were reclassified as I Shares Class.

8    See Notes to Financial Statements.

GRISANTI BROWN VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2009

Note 1.  Organization

The Grisanti Brown Value Fund (the “Fund”), is a non-diversified portfolio of Forum Funds (the “Trust”).  The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended.  As of March 31, 2009, the Trust had twenty-eight investment portfolios.  Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value.  The Fund currently offers one class of shares: I Shares Class.  The I Shares Class commenced operations on October 21, 2005.   The Fund seeks capital appreciation, primarily through the purchase of U.S. equity securities, with an emphasis on absolute (positive) returns.

On February 12, 2009, the Trust’s Board of Trustees (the “Board”) approved the conversion of the outstanding shares of the Fund’s Investor Class, in a tax-free exchange into shares of the Fund’s I Shares Class and the closure of the Investor Class to new investments.  On March 2, 2009, each shareholder of the Investor Class received I Shares Class shares in a dollar amount equal to their investment in the Investor Class as of that date.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy.  The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2009, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Securities Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as

GRISANTI BROWN VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2009

soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.  The Fund’s Federal tax returns filed in the three-year period ended September 30, 2008, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund’s class specific expenses are charged to the operations of that class of shares.  Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

New Accounting Pronouncements - In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position.  At this time, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional disclosures may be required about the use of derivative instruments and hedging items.

Note 3.  Advisory Fees and Other Transactions

Investment Adviser – Grisanti Brown & Partners LLC (the “Adviser”) is the investment adviser to the Fund.  Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.85% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Fund has adopted a distribution

GRISANTI BROWN VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2009

plan in accordance with Rule 12b-1 of the Act.  The Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% of the average daily net assets. The Fund’s I Shares Class has temporarily suspended the making of any payments under the Rule 12b-1 Plan.

Other Related Parties – Atlantic provides fund accounting, fund administration and transfer agency services to the Fund.  Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion.  The base fee is subject to an annual minimum.  The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month.  The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $16,000 for service to the Trust ($20,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman).  In addition, a $3,000 stipend will be paid to each Trustee that serves as Chairman of one or more Board committees.  The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations.  Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4.  Expense Reimbursements and Waiver of Fees

The Adviser has agreed to voluntarily waive its fees and/or reimburse Fund expenses to the extent that total annual fund operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) exceed 0.99% of the Fund’s I Shares Class’ average daily net assets.  Other fund service providers have voluntarily agreed to waive a portion of their fees.  Voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time.  For the six months ended March 31, 2009, fees waived and reimbursed were as follows:

Investment Adviser Waived	Investment Adviser Reimbursed	Fund Service Fee Waivers	Total Fees Waived
$75,227	$52,567	$4,595	$132,389

Note 5.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the six months ended March 31, 2009, were $12,005,051 and $13,307,329, respectively.

Note 6.  Federal Income Tax and Investment Transactions

As of September 30, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$38,334
Capital and Other Losses	(9,953,992)
Unrealized Appreciation (Depreciation)	(2,874,353)
Total	$(12,790,011)

GRISANTI BROWN VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2009

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and post October loss deferrals.

For tax purposes, the current year post-October loss was $9,953,992.  This loss was recognized for tax purposes on the first business day of the Fund’s next year.

Note 7. Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending September 30, 2009. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Fund’s two most recent fiscal periods, the Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Fund, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in a D&T report. During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

GRISANTI BROWN VALUE FUND
ADDITIONAL INFORMATION
MARCH 31, 2009

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 775-8439 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (866) 775-8439 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008, through March 31, 2009.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio
I Shares Class
Actual	$1,000.00	$723.66	$4.25	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.99	0.99%

*Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

Effective March 2, 2009, the Fund no longer offers Investor Shares.  The table below summarizes the ongoing costs of the Investor shares for the period that they were operational during the Fund’s most recent fiscal-half year:

	Beginning Account Value October 1, 2008	Ending Account Value March 2, 2009	Expenses Paid During Period*	Annualized Expense Ratio
Investor Class
Actual	$1,000.00	$843.90	$4.39	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,009.90	$5.26	1.25%

** Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 152 (number of days in the period) divided by 365 to reflect the period.

INVESTMENT ADVISER
Grisanti Brown & Partners LLC
45 Rockefeller Plaza, Suite 1709
New York, NY 10111

TRANSFER AGENT
Atlantic Fund Administration, LLC
P.O. Box 588
Portland, ME 04112

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foresides.com

This report is submitted for the general information of the Shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

www.gbpfunds.com

214-SAR-0309

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Dated:    05/27/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date        05/27/09

By           /s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date        05/27/09